March 2018 2018: MILESTONES ON THE HORIZON Exhibit 99.1

All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. Forward-Looking Statement Safe-Harbor This presentation contains forward-looking statements about Minerva Neurosciences which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts, reflect management’s expectations as of the date of this presentation, and involve certain risks and uncertainties. Forward-looking statements include, but are not limited to: the benefits, efficacy and safety of our new formulations; the potential of the diagnosis and treatment of negative symptoms of schizophrenia and other diseases; whether studies performed on analogs or backups of our compounds are a good predictor of the clinical efficacy of our compounds; statements with respect to the timing and results of future clinical milestones with roluperidone (MIN-101), seltorexant (MIN-202) and MIN-117, including the Phase 3 trial of roluperidone, the Phase 2b trials of seltorexant and the planned Phase 2b trial of MIN-117; statements regarding our ability to successfully develop and commercialize our therapeutic products; our expectations regarding approval for our products by the U.S. Food and Drug Administration or equivalent foreign regulatory agencies; estimates regarding the market potential for our products; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. These forward-looking statements are based on our current expectations and may differ materially from actual results due to a variety of factors including, without limitation, whether any of our therapeutic products will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether the results of future clinical trials of roluperidone, seltorexant, MIN-117 and MIN-301, if any, will be consistent with the results of past clinical trials; whether roluperidone, seltorexant, MIN-117 and MIN-301 will be successfully marketed if approved; whether our therapeutic product discovery and development efforts will be successful; our ability to achieve the results contemplated by our co-development agreements; the strength and enforceability of our intellectual property rights; competition from pharmaceutical and biotechnology companies; the development of and our ability to take advantage of the market for our therapeutic products; our ability to raise additional capital to fund our operations on terms acceptable to us; and general economic conditions. These and other potential risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed under the caption “Risk Factors” in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission on March 12, 2018. Copies of reports filed with the SEC are posted on our website at www.minervaneurosciences.com. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.

Focus: to address the debilitating unmet needs of millions of patients afflicted by neuropsychiatric illnesses Differentiated assets Targeting clearly recognized unmet needs Innovative mechanisms of action Advanced clinical development Lead product in pivotal Phase 3 trial Three Phase 2b studies ongoing, one planned to begin in 2018 Commercially attractive CNS markets Negative symptoms in schizophrenia & beyond Major depressive and anxiety disorders Insomnia with and without comorbid psychiatric symptoms Parkinson’s disease & other neurodegenerative disorders Funded beyond multiple significant data read-outs in 2019 $133.2 million cash balance at 12/31/17

Innovative pipeline of four compounds and multiple indications in the CNS space

Program	Primary Indications	MoA	Pre- clinical	Phase 1	Phase 2	Phase 3
Roluperidone MIN-101	Negative symptoms in Schizophrenia	• 5-HT_{2A} antagonist • $Sigma_2$ antagonist	Phase 3 initiated Dec 2017 (MIN-101C07)			
Seltorexant MIN-202	Primary Insomnia Major Depressive Disorder as adjunctive therapy	• Selective Orexin2 antagonist	Phase 2b initiated Dec 2017 (ISM2005) Phase 2b initiated Sep 2017 (MDD2001) Phase 2b initiated Dec 2017 (MDD2002)			
MIN-117	Major Depressive Disorder as monotherapy	• 5-HT_{1A} • 5HT transporter • Alpha-1a, b • Dopamine transporter • 5-HT_{2A} antagonist	Phase 2b planned H1 2018 (MIN-117C03)			
MIN-301	Parkinson's Disease	• Neuregulin 1β1 activating ErbB4	Pre-clinical			

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Roluperidone (MIN-101) A new paradigm for the treatment of schizophrenia Phase 3 initiated December 2017

MIN-101: Phase 2b study design: monotherapy, double-blind, placebo-controlled in schizophrenic patients with confirmed negative symptoms MIN-101 64mg (n = 83) Screening Treatment & Assessments ≤ 4 weeks Screening 12 week double-blind phase ‘core study’ 24 week open-label ‘extension’ phase Placebo (n = 83) MIN-101 32mg (n = 78) R MIN-101 64mg MIN-101 32mg Crossover Randomization Specific effects on negative symptoms can only be determined in a placebo-controlled study

Phase 2b study showed specific improvements in negative symptoms over 12 weeks and 36 weeks in both doses and stable positive symptoms Core Phase Extension Phase PANSS Positive Symptoms Subscale Change from Baseline PANSS Negative Symptoms Subscale Change from Baseline Statistically significant improvements in the primary endpoint Extension

MIN-101 Phase 2b: American Journal of Psychiatry 2017; 00:1- 8

MIN-101 Phase 3 study design: monotherapy, double-blind, placebo-controlled in schizophrenic patients with negative symptoms



≤ 4 weeks Screening
12 week double-blind phase 'core study'
40 week open-label 'extension' phase
MIN-101 64mg (n = 167)
Randomization
R
MIN-101 32mg (n = 167)
MIN-101 64mg
Placebo (n = 167)
Crossover
MIN-101 32mg
Screening
Treatment & Assessments

Phase 3 compared to Phase 2b: same patient population; same double-blind duration; same doses; PANSS negative score primary endpoint; CGI & PSP secondary endpoints; 40 weeks extension allows 1 year safety coverage

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MINERVA NEUROSCIENCES, INC.

Phase 3 efficacy study: confirmatory study design guided by insights from Phase 2b and dialogue with FDA Primary endpoint: PANSS Negative Symptoms Factor Score (NSFS) according to Marder after 12 weeks administration Secondary endpoints: Clinical Global Impression of Severity (CGI-S) and Personal and Social Performance scale (PSP) 40 weeks (9 months) open-label extension 501 patients randomized 1:1:1 to 32mg & 64mg doses of MIN-101 vs placebo Symptomatically stable patients for several months with moderate to severe negative symptoms (>20 PANSS NSFS) and stable positive symptoms If patients are on antipsychotic medication, switch to MIN-101 without long wash-out periods so as to mimic clinical practice Study carried out in US (approx 30% of patients) and Europe

Market Landscape: Schizophrenia (US) Burden of disease and market potential

59% of adult patients with schizophrenia who are treated have negative symptoms and are clinically stable

Schizophrenia.com: 2.2 million patients in U.S.

Prevalence of US adults with schizophrenia in treatment/yr: **0.53%**[1]


Estimated prevalence
Of SZ (0.88%)
2.2 million US adults
Treatment prevalence
of SZ (0.53%)
1.3 million US adults
Negative Sx (69%)
0.9 million US adults
Stable patients (85%):
0.78 million US adults

69% of patients have negative symptoms: ~42%[2,3] predominant/ prominent symptoms; ~27%[4] mild symptoms

15%[2,3] weighted-average 6-month relapse rate among patients with varying severity of negative symptoms

1.Wu et al., Psychol Medicine 2006; 2. Millier et al., J Market Acc Health Policy, 2017; 3. Haro et al., Schizo Research 2015 ; 4. Nordstroem et al., J Social Psychiatry 2017

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MINERVA NEUROSCIENCES, INC.

Severity of Illness Chronic Progression of Negative Symptoms & Cognitive Impairment Youth 0-18 Adult 18-40 Mature >40 Cognitive Symptoms Negative Symptoms Positive Symptoms Intermittent acute episodes of positive symptoms decline in frequency and severity Negative symptoms and cognitive impairment are evident at onset of illness and are lifelong debilitating symptoms All antipsychotics directly target dopamine (DA) receptors and have only shown efficacy against positive symptoms; none are indicated for negative symptoms or cognitive impairment Source of chart and captions: Minerva Corporate Presentation. Slide 7. January 2018. Source of bullets: KOL Exploratories. January 9-10, 2018. Cello Health Advantage Inc. Both cognitive deficits and negative symptoms usually exist before 18 y Some experts note that not all positive symptoms are episodic; for some patients, positive symptoms may decline more gradually, and some patients can achieve full remission Positive symptoms fluctuate over time while negative and cognitive symptoms persist and cause lifelong disability

Total SZ sales for oral tablet: $1.41 billion Recent survey of psychiatrist ranks negative symptoms as #1 unmet medical need for patients with schizophrenia

Competitive landscape

MIN-101: general dynamics of the schizophrenia market MIN-101 is unique in the late-stage schizophrenia pipeline: a monotherapy targeting negative symptoms in maintenance phase Phase 3 studies: Acute Phase 3 studies: Maintenance & Sub-population studies Negative Symptoms, Treatment-resistance, Residual positive symptoms, and Niche populations Long-Acting Injectables or Patch Source: Jan 2018; Cambridge Healthcare Research (CHR) Limited, www.camhcr.com; ClinicalTrials.gov ITI-007 (lumateperone) (5-HT2A antagonist, D2 /D1 modulator, SSRI) ALKS 3831 (Mu-opioid antagonist + olanzapine) Risperidone implant (6 monthly, nonbiodegradable risperidone drug-eluting stent) RBP-7000 (once-monthly, SR risperidone) HP 3070 (transdermal patch of asenapine) MIN-101 (5-HT2A & σ2R antagonist) Risperidone ISM (once-monthly IM risperidone) Lu AF35700 (D1, 5-HT2A & 5-HT6 antagonist) ACP-103 (pimavanserin) (5-HT2A inverse agonist) NaBen (sodium benzoate) (D-amino acid oxidase inhibitor) Indications Three late-stage indications: -Residual positive symptoms, adjunctive use -Adolescents, monotherapy -Clozapine refractory, adjunctive use -Residual positive symptoms, adjunctive use -Treatment-resistant, monotherapy study vs. risperidone and olanzapine -Negative symptoms, monotherapy

MIN-101: general dynamics of the schizophrenia market MIN-101 is positioned to launch without competitors in negative symptoms as it is the only compound in Phase 3 and sole study in monotherapy Clinical Trials in Negative Symptoms in Schizophrenia in ClinicalTrials.Gov Phase 3 in Negative Symptoms Phase 2 in Negative Symptoms Source: Clinical Trials.gov accessed Feb 13, 2018. MIN-101 (monotherapy) 5-HT2A & σ2 receptors antagonist ACP-103 (adjunctive use) 5-HT2A inverse agonist, Ph2 anticipated to complete in June 2019 Companies & Compounds Phase 3 study: Study results anticipated by June 2019 Primary endpoint: Negative Symptoms Factor Score (NSFS) of the Positive and Negative Symptoms Scale (PANSS) Secondary endpoints: Personal and Social Performance (PSP) scale, measure of functioning Clinical Global Impression - Severity (CGI-S), clinician rated overall severity of schizophrenia LY500307 (adjunctive use) Selective estrogen receptor ß agonist, Ph2a anticipated to complete in June 2018 AVP-786 (adjunctive use) Fixed dose quinidine + dextromethorphan (weak NMDA antagonist + σ1 R agonist), Ph2 completed Aug 2017, awaiting results TAK-831 (adjunctive use) DAAO inhibitor, Ph2 anticipated to complete April 2020 Exploratory Phase 4 academic driven studies on ClinicalTrials.Gov (Feb 13, 2018): Vortioxetine adjunctive use, Ph4 n=88, study to complete by 03/20, sponsor: Zucker Hillside Hospital Memantine adjunctive use, Ph4 n=120, study to complete by 12/17, sponsor: National Taiwan University Hospital N-acetylcysteine adjunctive, Ph4 n=40, study to complete by 12/17, sponsor: UCLA

A drug to treat insomnia & major depressive disorder by restoring physiological sleep A co-development/co-commercialization program with: Seltorexant MIN-202 / JNJ42847922

Orexin system: neurobiology targets circuits that mediate sleep and mood symptoms


Prefrontal cortex
Hypothalamus
Pituitary Gland
Amygdala
Hippocampus
GLU
VTA
GABA
DR
5-HT
NE
LC
GABA
GABA
NPH

Depressive Symptom		Orexinergic Domain
Depression/Irritability	➡	Emotion/Arousal
Low Self View/Guilt	➡	Emotion
Loss of Interest & Pleasure	➡	Reward/Motivation
Suicide/Death Ideation	➡	Reward/Motivation
Sleep Disturbance	➡	Sleep-Wake
Agitation, Restlessness	➡	Arousal/Energy Balance

Name	MoA	PK/PD profile
Seltorexant	Selective Orexin-2 Antagonist	• Highly selective for Orexin-2 (relative to Orexin-1) • Short Tmax (30 minutes) - produces rapid onset of effect • Short half-life (2 hours) - minimizes daytime "hangover"

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NEUROSCIENCES, INC.

Seltorexant study in MDD with comorbid insomnia shows improvements of insomnia and depressive symptoms

Seltorexant Phase 2b program: two trials in MDD and one in Insomnia ongoing First MDD trial initiated Sep 2017 (clinicaltrials.gov: NCT03227224) Double-blind, randomized, parallel-group, placebo-controlled adaptive-dose finding study 4-week screening, 6-week double-blind treatment and 2-week follow-up ~ 280 patients planned to be enrolled at >85 clinical sites in the U.S., Europe, Russia and Japan - safety & tolerability and dose response and efficacy in up to 3 doses of seltorexant Second MDD trial initiated Dec 2017 (clinicaltrials.gov: NCT03321526) Double-blind, randomized, flexible-dose parallel-group study 4-week screening, 6-month double-blind treatment and 2-week follow-up ~ 100 patients planned to be enrolled at ~34 clinical sites in the U.S. - assess the efficacy of flexibly dosed seltorexant compared to flexibly dosed quetiapine as adjunctive therapy to baseline antidepressant therapy (either an SSRI or SNRI) in delaying time to all-cause discontinuation of study drug over a 6-month treatment period Insomnia trial initiated Dec 2017 (clinicaltrials.gov: NCT03375203) Double-blind, randomized, parallel-group, active- and placebo-controlled dose finding study Up to 61-day duration, including screening and follow-up ~ 360 patients planned to be enrolled at clinical sites in the U.S., Europe and Japan - assess the dose-response of three doses of seltorexant compared to placebo on sleep onset as measured by latency to persistent sleep (LPS) using polysomnography (PSG) - assess the dose-response of these doses compared to placebo on wake after sleep onset (WASO) over the first six hours using PSG) - compare the effects of seltorexant on sleep and cognition to those effects of zolpidem

MIN-117 Addressing the unmet medical needs of patients with Major Depressive Disorder and anxiety symptoms

Phase 2a study designed to explore unmet needs in patients with MDD MIN-117 2.5mg (n = 21) Screening Treatment & Assessments 4 weeks Screening Day -28 to -1* 6 week double blind treatment phase 2 wk post treatment follow-up phase MIN-117 0.5mg (n = 21) R Paroxetine 20mg (n = 21) Placebo (n = 21) *Includes overlapping washout period of up to 4 weeks Study drug is double-blind and double-dummy

The Phase 2a results show effect on primary endpoint in depression as well as noted effect on anxiety Exploratory study for dose finding, safety and efficacy – not statistically powered: Results: Efficacy on depressive symptoms Onset evident as early as 2 weeks Efficacy on anxiety symptoms Both doses of MIN-117 are well tolerated, no sexual s/e, cognitive benefits Assay sensitivity confirmed by positive separation of Paroxetine from placebo

Sleep polysomnography shows intact REM latency resulting in preservation of sleep architecture and continuity of sleep, an important product differentiator

Planned Phase 2b study designed to evaluate MIN-117 in patients with moderate to severe MDD MIN-117 5.0 mg (N=81) Screening Treatment & Assessments Up to 3-weeks Screening Day -21 to -1 6-week double blind treatment phase 2-week post-treatment follow-up MIN-117 2.5 mg (N=81) R Placebo (N=162) 324 patients

Primary: To evaluate the efficacy of 5.0 mg or 2.5 mg of MIN-117 compared with placebo in reducing the symptoms of MDD as measured by the change from baseline in Montgomery-Asberg Rating Depression Scale (MADRS) score over 6 weeks of treatment Secondary: To evaluate the efficacy of 5.0 mg or 2.5 mg of MIN-117 compared with placebo in reducing symptoms of anxiety measured by: Hamilton Anxiety Scale (HAM-A) Severity of illness and improvement using the Clinical Global Impression of Severity Scale (CGI‑S) and the Clinical Global Impression of Improvement Scale (CGI-I) To evaluate the safety of MIN-117 over 6 weeks of treatment Planned MIN-117 Phase 2b study objectives

MIN-301 A protein drug with disease modifying potential for the treatment of unmet medical needs in Parkinson’s Disease and other major CNS indications

Neuregulin-1 (NGR-1) has multiple roles in neuronal development offering potential for neuronal repair in several CNS indications; initial clinical focus will be Parkinson’s disease Axon guidance Radial neuron migration Myelination and ensheathment Synapse formation Oligodendrocyte development Neuromuscular junction formation Mei and Xiong, 2008 NRG-1 controls key neuronal development pathways

Financial position ~$133.2 million cash balance (cash, cash equivalents and marketable securities) at December 31, 2017 Shares outstanding at March 9, 2018: ~38.7 M (~45.1 M fully diluted)